EXHIBIT 99.17

GSAMP04FM1 - Price/Yield - M1

Goldman Sachs

Balance                  $50,543,000.00    Delay              0                   Index               LIBOR_1MO | 1.11
Coupon                   1.76              Dated              1/28/2004           Mult / Margin       1 / .65
Settle                   1/28/2004         First Payment      2/25/2004           Cap / Floor         999 / 0

Price                    50 PPA            75 PPA             100 PPA             125 PPA             150 PPA
                                     Yield              Yield               Yield               Yield                Yield
                         --------------------------------------------------------------------------------------------------
               99.000000            1.8837             1.9344              1.9790              1.9952               1.9982
               99.125000            1.8690             1.9133              1.9523              1.9664               1.9691
               99.250000            1.8543             1.8922              1.9256              1.9377               1.9400
               99.375000            1.8396             1.8712              1.8990              1.9091               1.9110
               99.500000            1.8249             1.8502              1.8724              1.8805               1.8820
               99.625000            1.8102             1.8292              1.8458              1.8519               1.8530
               99.750000            1.7956             1.8082              1.8193              1.8234               1.8241
               99.875000            1.7810             1.7873              1.7929              1.7949               1.7953
              100.000000            1.7664             1.7664              1.7664              1.7664               1.7664
              100.125000            1.7519             1.7456              1.7401              1.7380               1.7377
              100.250000            1.7374             1.7248              1.7137              1.7097               1.7089
              100.375000            1.7228             1.7040              1.6874              1.6814               1.6802
              100.500000            1.7084             1.6833              1.6611              1.6531               1.6516
              100.625000            1.6939             1.6625              1.6349              1.6248               1.6230
              100.750000            1.6795             1.6419              1.6087              1.5966               1.5944
              100.875000            1.6650             1.6212              1.5826              1.5685               1.5659
              101.000000            1.6506             1.6006              1.5565              1.5404               1.5374
                         --------------------------------------------------------------------------------------------------

                     WAL              9.35               6.34                4.93                4.55                 4.49
        Principal Window     07/08 - 02/18      02/07 - 09/13       06/07 - 03/11       11/07 - 08/09        06/08 - 07/08

               Shock(bps)
               LIBOR_1MO            1.1100             1.1100              1.1100              1.1100               1.1100
               LIBOR_6MO            1.2119             1.2119              1.2119              1.2119               1.2119
                  Prepay   50 PricingSpeed    75 PricingSpeed    100 PricingSpeed    125 PricingSpeed     150 PricingSpeed
     Optional Redemption          Call (Y)           Call (Y)            Call (Y)            Call (Y)             Call (Y)


                              200 PPA
                                            Yield
                              --------------------
               99.000000                   2.1091
               99.125000                   2.0660
               99.250000                   2.0230
               99.375000                   1.9801
               99.500000                   1.9372
               99.625000                   1.8945
               99.750000                   1.8517
               99.875000                   1.8091
              100.000000                   1.7664
              100.125000                   1.7239
              100.250000                   1.6814
              100.375000                   1.6390
              100.500000                   1.5967
              100.625000                   1.5544
              100.750000                   1.5122
              100.875000                   1.4700
              101.000000                   1.4279
                              --------------------

                     WAL                     2.99
        Principal Window            03/06 - 02/07

               Shock(bps)
               LIBOR_1MO                   1.1100
               LIBOR_6MO                   1.2119
                  Prepay         200 PricingSpeed
     Optional Redemption                 Call (Y)

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAMP04FM1 - Price/Yield - M2

Goldman Sachs

Balance                 $42,767,000.00     Delay             0                   Index               LIBOR_1MO | 1.11
Coupon                  2.51               Dated             1/28/2004           Mult / Margin       1 / 1.40
Settle                  1/28/2004          First Payment     2/25/2004           Cap / Floor         999 / 0

Price                   50 PPA             75 PPA            100 PPA             125 PPA             150 PPA
                                     Yield             Yield               Yield               Yield               Yield
                        -------------------------------------------------------------------------------------------------
              99.000000             2.6453            2.6962              2.7442              2.7750              2.7811
              99.125000             2.6300            2.6744              2.7164              2.7433              2.7487
              99.250000             2.6146            2.6527              2.6886              2.7117              2.7163
              99.375000             2.5993            2.6310              2.6609              2.6802              2.6840
              99.500000             2.5840            2.6094              2.6333              2.6487              2.6517
              99.625000             2.5688            2.5878              2.6057              2.6172              2.6195
              99.750000             2.5535            2.5662              2.5781              2.5858              2.5873
              99.875000             2.5383            2.5446              2.5506              2.5544              2.5552
             100.000000             2.5231            2.5231              2.5231              2.5231              2.5231
             100.125000             2.5080            2.5017              2.4957              2.4919              2.4911
             100.250000             2.4928            2.4802              2.4683              2.4606              2.4591
             100.375000             2.4777            2.4588              2.4410              2.4295              2.4272
             100.500000             2.4626            2.4374              2.4136              2.3983              2.3953
             100.625000             2.4475            2.4161              2.3864              2.3672              2.3634
             100.750000             2.4325            2.3948              2.3592              2.3362              2.3316
             100.875000             2.4174            2.3735              2.3320              2.3052              2.2998
             101.000000             2.4024            2.3523              2.3048              2.2743              2.2681
                        -------------------------------------------------------------------------------------------------

                    WAL               9.35              6.34                4.86                4.21                4.09
       Principal Window      07/08 - 02/18     02/07 - 09/13       04/07 - 03/11       06/07 - 08/09       09/07 - 07/08

              Shock(bps)
              LIBOR_1MO             1.1100            1.1100              1.1100              1.1100              1.1100
              LIBOR_6MO             1.2119            1.2119              1.2119              1.2119              1.2119
                 Prepay    50 PricingSpeed   75 PricingSpeed    100 PricingSpeed    125 PricingSpeed    150 PricingSpeed
    Optional Redemption            Call (Y)          Call (Y)            Call (Y)            Call (Y)            Call (Y)


                            200 PPA
                                       Yield
                            -----------------
              99.000000               2.8750
              99.125000               2.8308
              99.250000               2.7867
              99.375000               2.7426
              99.500000               2.6985
              99.625000               2.6546
              99.750000               2.6107
              99.875000               2.5669
             100.000000               2.5231
             100.125000               2.4794
             100.250000               2.4358
             100.375000               2.3923
             100.500000               2.3488
             100.625000               2.3053
             100.750000               2.2620
             100.875000               2.2187
             101.000000               2.1754
                            -----------------

                    WAL                 2.96
       Principal Window        09/06 - 02/07

              Shock(bps)
              LIBOR_1MO               1.1100
              LIBOR_6MO               1.2119
                 Prepay     200 PricingSpeed
    Optional Redemption              Call (Y)

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.